EXHIBIT 21.1
                                                                    ------------

                     SUBSIDIARIES OF WASTE CONNECTIONS, INC.

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                                                                                      Other Names
                                                         State of                     Under Which
                                                      Incorporation/                    Conducts
Subsidiary                                             Organization                     Business
----------                                             ------------                     --------
AMADOR DISPOSAL SERVICE, INC.                         California
AMADOR SERVICES, LLC                                  California
AMERICAN DISPOSAL COMPANY, INC.                       Washington
AMERICAN SANITARY SERVICE, INC.                       Oregon
ARROW SANITARY SERVICE, INC.                          Oregon                  Arrow Sanitary Service
BUTLER COUNTY LANDFILL, INC.                          Nebraska
CAMINO REAL ENVIRONMENTAL CENTER, INC.                New Mexico
CITY SANITATION, INC.                                 Utah
COLUMBIA RESOURCE CO., LP                             Washington
COMMUNITY REFUSE DISPOSAL, INC.                       Nebraska
CURRY TRANSFER AND RECYCLING, INC.                    Oregon                  City Transfer
                                                                                 & Recycling
                                                                              Country Transfer
                                                                                 & Recycling
                                                                              Westlane Disposal
                                                                              Harrell's Septic
                                                                              Sandy's Disposal
                                                                                 Service
DM DISPOSAL CO., INC.                                 Washington
DENVER REGIONAL LANDFILL, INC.                        Colorado
EL PASO DISPOSAL, LP                                  Texas                   Caprock Waste
                                                                                 Services
                                                                                 Company, LLC
ENVIRONMENTAL WASTE SYSTEMS, INC.                     Oregon                  Clatskanie Sanitary
                                                                                 Service
                                                                              Hudson Portable
                                                                                 Toilet Service
                                                                              Hudson's Garbage
                                                                                 Service
FINLEY-BUTTES LIMITED PARTNERSHIP                     Oregon
FINNEY COUNTY LANDFILL, INC.                          Delaware
G&P DEVELOPMENT, INC.                                 Nebraska
ISLAND DISPOSAL, INC.                                 Washington
J BAR J LAND, INC.                                    Nebraska
KINGSBURG DISPOSAL SERVICE, INC.                      California
LEALCO, INC.                                          Texas                   ABC Waste Collection
                                                                              ABC Waste Disposal
LMP TRANSPORTATION COMPANY, LLC                       Delaware
MADERA DISPOSAL SYSTEMS, INC.                         California              Allied Disposal
                                                                                 Company
                                                                              Bishop Waste
                                                                                 Disposal
                                                                              Riverdale Disposal
                                                                                 Service
                                                                              Sierra Disposal
                                                                              Western Johns
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                                                                                      Other Names
                                                         State of                     Under Which
                                                      Incorporation/                    Conducts
Subsidiary                                             Organization                     Business
----------                                             ------------                     --------
MAMMOUTH DISPOSAL COMPANY                             California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.               Washington
MASON COUNTY GARBAGE CO., INC.                        Washington
MURREY'S DISPOSAL COMPANY, INC.                       Washington
NEBRASKA ECOLOGY SYSTEMS, INC.                        Nebraska
NOBLES COUNTY LANDFILL, INC.                          Minnesota
NORTHERN PLAINS DISPOSAL INC.                         Delaware
OKLAHOMA CITY WASTE DISPOSAL, INC.                    Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.                      Delaware
OSAGE LANDFILL, INC.                                  Oklahoma
PIERCE COUNTY LANDFILL MANAGEMENT, INC.               Delaware
PIERCE COUNTY RECYCLING COMPOSTING & DISPOSAL, LLC    Washington
RED CARPET LANDFILL, INC.                             Oklahoma
RH FINANCIAL CORPORATION                              Washington
SCOTT SOLID WASTE DISPOSAL COMPANY                    Tennessee
SOUTHERN PLAINS DISPOSAL, INC.                        Delaware
SUPERIOR REFUSE REMOVAL CORPORATION                   Washington
TACOMA RECYCLING COMPANY, INC.                        Washington
TENNESSEE WASTE MOVERS, INC.                          Delaware
WASCO COUNTY LANDFILL, INC.                           Delaware                Republic Services of
                                                                                 Oregon I
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.           Delaware
WASTE CONNECTIONS OF ARIZONA, INC.                    Delaware
WASTE CONNECTIONS OF COLORADO, INC.                   Delaware                Denver Roll-Off Service
                                                                              Town & Country
                                                                                 Disposal
WASTE CONNECTIONS OF IOWA, INC.                       Iowa                    Huberg Solid Waste
                                                                                 Management
WASTE CONNECTIONS OF KANSAS, INC.                     Delaware
WASTE CONNECTIONS OF KENTUCKY, INC.                   Delaware
WASTE CONNECTIONS OF MINNESOTA, INC.                  Minnesota               Schaap Sanitation
(f/k/a Ritter's Sanitary Service, Inc.)                                       Ulrich Sanitation
                                                                              L&L Sanitation
WASTE CONNECTIONS OF MISSISSIPPI, INC.                Delaware
WASTE CONNECTIONS OF MONTANA                          Delaware
WASTE CONNECTIONS OF NEBRASKA, INC.                   Delaware                Big Red Roll Off
                                                                              Central Waste
                                                                                 Disposal
                                                                              J&J Sanitation
                                                                              Midwest Refuse
                                                                                 Service Commercial
                                                                              Omega Systems
                                                                              Sanitation Systems
                                                                              Saunders County
                                                                                 Disposal
                                                                              Shrader Refuse and
                                                                                 Recycling Service
                                                                                 Company
                                                                              The Garbage
                                                                                 Company
                                                                              Ummel Sanitation
                                                                              Wahoo Sanitation


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                                                                                      Other Names
                                                         State of                     Under Which
                                                      Incorporation/                    Conducts
Subsidiary                                             Organization                     Business
----------                                             ------------                     --------
WASTE CONNECTIONS OF NEW MEXICO, INC.                 Delaware
WASTE CONNECTIONS OF OKLAHOMA, INC.                   Oklahoma                Oklahoma Disposal
(f/k/a B&B Sanitation, Inc.)                                                     & Sanitation
                                                                              Waste Connections
WASTE CONNECTIONS OF OREGON, INC.                     Oregon                  Lebanon-Sweet Home
(f/k/a Sweet Home Sanitation Service, Inc.)                                      Septic Tank Service
                                                                              Ace Sanicans
                                                                              Buck's Sanitary
                                                                                 Service
                                                                              Hank's Septic Tank
                                                                                 Service
                                                                              Refuse Removal
                                                                              Sweet Home
                                                                                 Sanitation Service
                                                                              Sweet Home Transfer
                                                                                 & Recycling
                                                                              Wally's Portable
                                                                                 Restrooms
                                                                              Hood River Garbage
                                                                                 Service
                                                                              Hood River Recycling
                                                                                 & Transfer Station
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.               South Dakota            Cook's Wastepaper
                                                                                 & Recycling
                                                                              Novak Enterprises
WASTE CONNECTIONS OF TENNESSEE, INC.                  Delaware
WASTE CONNECTIONS OF TEXAS, LLC                       Delaware
WASTE CONNECTIONS OF UTAH, INC.                       Delaware                Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.                 Washington
WASTE CONNECTIONS OF WYOMING, INC.                    Delaware
WASTE CONNECTIONS TRANSPORTATION CO., INC.            Oregon
WASTE CONNECTIONS, INC.                               Delaware                Amador Disposal
                                                                              Service
                                                                              Mother Lode Sani-Hut
                                                                              Mammoth Disposal
                                                                                 Company
                                                                              Mono County Disposal
WASTE SERVICES OF N.E. MISSISSIPPI, INC.              Mississippi
WCI ACQUISITION CORPORATION                           Nebraska
(FEIN: 94-3345277)
WCI ACQUISITION CORPORATION I                         Oregon
(FEIN: 94-3338199)
WHIDBEY RECYCLING SERVICES, INC.                      Washington
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